UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 19, 2004

BACK YARD BURGERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12104	64-0737163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1657 N. Shelby Oaks Drive, Suite 105
Memphis, Tennessee 38134-7401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (901) 367-0888

SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

          99.1      Press Release dated May 19, 2004

ITEM 9. REGULATION FD DISCLOSURE.

     On May 19, 2004, the Company issued a press release announcing that the Company and YUM! Brands, Inc. terminated discussions with respect to any future license or sublicense of the Back Yard Burgers concept and trademarks to YUM! as part of a multi-brand relationship between the two companies. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2004

BACK YARD BURGERS, INC.

By: /s/ Michael G. Webb
Name: Michael G. Webb
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of the Company dated May 19, 2004.

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